                                                                    EXHIBIT 10.6

                     FIRST AMENDMENT TO TRANSFER AGREEMENT

     This First Amendment to Transfer Agreement (the "Amendment") is made this 3rd day of November, 1997, by Wilmington Trust Company, a Delaware banking corporation ("Trustee"), as trustee of HFMI Trust (the "Trust"), a Delaware business trust created on January 30, 1997 under the Delaware Business Trust Act, as amended, Harry's Farmers Market, Inc., a Georgia corporation ("HFMI"), and Progressive Food Concepts, Inc., a Delaware corporation formerly known as "HFMI Acquisition Corporation" ("PFCI").

                                    RECITALS
                                    --------

A. Pursuant to a series of transactions between PFCI and HFMI on January 31, 1997, including, without limitation, the transaction described in that certain Acquisition Agreement, dated January 31, 1997, HFMI acquired and now owns 712.3746 shares of common stock, having a par value of $0.01 per share, of PFCI (the "Shares").

B. Pursuant to the Acquisition Agreement, HFMI acquired certain rights against dilution of its interests by requiring PFCI, under certain circumstances, to issue additional shares of common stock to HFMI.

C. HFMI, Trustee and PFCI entered into that certain Trust Agreement (as amended on the date hereof, the "Trust Agreement") pursuant to which the Trust was created and Trustee was appointed the trustee thereof.

D. Pursuant to the terms of the Trust Agreement, the parties executed that certain Transfer Agreement (the "Transfer Agreement") pursuant to which HFMI transferred to the Trust certain Intellectual Property and agreed to transfer to the Trust certain Additional Intellectual Property

E. Trustee issued and delivered to HFMI a Georgia Class Owner Certificate and a Worldwide Class Owner Certificate, in each case as described in the Trust Agreement. As required under the Trust Agreement, HFMI immediately transferred to PFCI the Worldwide Class Owner Certificate.

F. The Trustee, on behalf of the Trust, entered into two separate license agreements with PFCI and HFMI.

G. HFMI has agreed to sell to PFCI, and PFCI has agreed to redeem from HFMI, all of the Shares for, among other things, an amendment to the Trust Agreement as described therein (the "Redemption").

H. The parties desire to amend the Transfer Agreement to reflect and coincide with certain amendments to the Trust Agreement as described herein.

                                   AGREEMENT
                                   ---------

     FOR AND IN CONSIDERATION of the foregoing Recitals, which are incorporated herein, the mutual covenants expressed below, and other valuable consideration, receipt and sufficiency of which are hereby acknowledged, the parties agree as follows:

1. Section 1.01(b) of the Transfer Agreement is hereby amended by adding the following to the end of the section:

     Notwithstanding anything in this section to the contrary, HFMI shall be entitled, at its option, to acquire, create or develop a new name to replace the "Harry's in a Hurry" name and the "Harry's" name as used on and in connection with the operation of Harry's Farmers Market megastores, in which event, HFMI shall not be required to contribute such name to the Trust, and such new name will not be included in the Additional Intellectual Property.

2. The Transfer Agreement shall be amended only as described in the above particulars. All capitalized terms used herein, but not defined, shall have the meanings ascribed to them in the Transfer Agreement.

     IN WITNESS WHEREOF, the Trustee has caused this Amendment to be executed as of the day and date shown above.

                              WILMINGTON TRUST COMPANY, IN ITS CAPACITY AS, AND ONLY IN ITS CAPACITY AS, TRUSTEE OF HFMI TRUST


                              BY:  ______________________________________
                              ITS:

                              HARRY'S FARMERS MARKET, INC.


                              BY:  ______________________________________
                              ITS:

                              PROGRESSIVE FOOD CONCEPTS, INC.


                              BY:  _____________________________________
                              ITS:

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